BIO SOLUTIONS MANUFACTURING, INC.

AMENDED AND RESTATED
UNIT PURCHASE AGREEMENT
(Regulation S)

This Unit Purchase Agreement (“Agreement”) is amended and restated as of May 1, 2006, but is only effective as of the date of acceptance of the “Purchaser Signature Page” by and between Bio Solutions Manufacturing, Inc., a New York corporation (the “Company”), and the purchaser who executes the Purchaser Signature Page hereto (the “Purchaser”).

R E C I T A L S

A. The Company desires to obtain funds from each Purchaser in order to provide working capital to and further the operations of the Company.

B. In order to obtain such funds, the Company is offering up to 5,625,000 units (the “Units”), each Unit consisting of one share (each a “Share” and collectively the “Shares”) of common stock, $.001 par value per share (the “Common Stock”), and a share purchase warrant (each a “Warrant” and collectively the “Warrants”), in the form annexed hereto as Exhibit A, to purchase shares of Common Stock (the “Warrant Shares”), on the terms and subject to the conditions set forth herein. The Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities”.

AGREEMENT

It is agreed as follows:

1.  PURCHASE AND SALE OF UNITS.

1.1  Purchase and Sale. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at each Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, the number of Units set forth on the Purchaser Signature Page bearing such Purchaser’s name at a purchase price of $0.40 per Unit (the “Purchase Price”).

1.2  Warrants. On the Closing Date, the Company will issue and deliver the Warrants to the Purchasers. One Warrant will be issued for each Share issued on the Closing Date. The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $0.80 per Warrant Share. The Warrants shall be exercisable until three (3) years after the Closing Date.

2.  CLOSING(S).

2.1  Date and Time. The closing of the sale of Units contemplated by this Agreement (each a “Closing”) shall occur when the subscriber funds representing the net amount due the Company from the Purchase Price of the Offering (as defined in Section 8(c)) is transmitted by wire transfer or otherwise to or for the benefit of the Company. The consummation of the transactions contemplated herein for all Closings shall take place at the offices of Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, California 92614, upon the satisfaction of all conditions to Closing set forth in this Agreement. All Closings shall occur on or before July 31, 2006, unless otherwise extended by the Company (the “Final Closing Date”).

2.2  Deliveries by Purchaser. Each Purchaser shall deliver the following at such Purchaser’s Closing:

2.2.1  a completed and executed Purchaser Signature Page.

2.2.2  a check or wire transfer to the general account of the Company in the amount of the Purchase Price for each Unit purchased.

2.3  Deliveries by Company. At each Closing, or as soon thereafter as practicable, the Company will deliver the following to each Purchaser:

2.3.1  the certificates representing the Shares purchased by such Purchaser, with each such Share being in definitive form and registered in the name of the Purchaser, as set forth on the Purchaser Signature Page, against delivery to the Company by the Purchaser of the items set forth in paragraph 2.2 above; and

2.3.2  A duly executed Warrant certificate for each Unit purchased by such Purchaser, with each such Warrant certificate being in definitive form and registered in the name of the Purchaser, as set forth on the Purchaser Signature Page, against delivery to the Company by the Purchaser of the items set forth in paragraph 2.2 above.

2.4  Each Closing Identical. Each Closing shall be upon substantially identical terms and conditions to those contained herein. Each Closing may be effected at the Company’s sole election until all of the Units have been sold, provided that all of such Closings are held on or prior to the Final Closing Date.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1  Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted.

3.2  Capitalization. The Company is authorized to issue 100,000,000 shares of Common Stock of which, as of January 31, 2006, 18,308,687 shares were issued and outstanding, and 10,000,000 shares of preferred stock, no par value, of which no shares are issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights.

3.3  Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, including this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor’s rights generally and by general principles of equity.

3.4  Valid Issuance of Shares. The Shares that are being issued to each Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, and upon exercise of the Warrants, the Warrant Shares, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, will be free of all other liens and adverse claims.

3.5  No Violation. The execution, delivery and performance of this Agreement has been duly authorized by the Company’s Board of Directors and will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.6  SEC Reports and Financial Statements.

3.6.1  The Company has delivered or made available to each Purchaser accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since January 1, 2004 (collectively, with all information incorporated by reference therein or deemed to be incorporated by reference therein, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed on a timely basis, except as indicated in such SEC Reports. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.6.2  Except for the pro forma financial statements, the consolidated financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of the Company and its consolidated subsidiaries for the periods covered thereby. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.7  No Material Adverse Change. Since January 31, 2006, except as identified and described in the SEC Reports, there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-QSB for the quarter ended January 31, 2006, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect on the Company’s assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted) (a “Material Adverse Effect”), individually or in the aggregate;

(ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company or its subsidiaries;

(iv) any waiver, not in the ordinary course of business, by the Company or any subsidiary of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a subsidiary, except in the ordinary course of business and which has not had a Material Adverse Effect;

(vi) any change or amendment to the Company’s Articles of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company or any subsidiary is bound or to which any of their respective assets or properties is subject;

(vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any subsidiary;

(viii) any material transaction entered into by the Company or a subsidiary other than in the ordinary course of business;

(ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any subsidiary;

(x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

(xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.8  Securities Law Compliance. Assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the Shares will constitute an exempted transaction under the 1933 Act, and registration of the Shares under the 1933 Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws, which filings will be made in a timely manner.

4.  REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser hereby represents, warrants and covenants with the Company as follows:

4.1  Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2  Due Execution. This Agreement has been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3  Access to Information. Each Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Units. Each Purchaser represents that such Purchaser has received and reviewed copies of the SEC Reports. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Units, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Units.

4.4  No 1933 Act Registration. The Purchaser has been advised that the Securities have not been registered under the 1933 Act or applicable state securities laws and that the Units are being offered and sold pursuant to Regulation S under the 1933 Act and that the Company’s reliance upon Regulation S is predicated in part on the Purchaser’s representations as contained herein.

4.5  Investment Intent. The Purchaser is acquiring the Units for Purchaser’s own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act, except pursuant to an effective registration statement under the 1933 Act.

4.6  Non U.S. Person. The Purchaser is not a U.S. Person (as defined in Regulation S) and is not an affiliate of the Company (as defined in Regulation S). At the time of the origination of contact concerning this Agreement, and at the date of execution and delivery of this Agreement, the Purchaser was outside the United States, its territories and possessions.

4.7  Resale Restrictions. The Purchaser:

(a) will not, during the period commencing on the date of purchase and ending on the date one year after the date of purchase (the “Restricted Period”), offer or sell the Securities in the United States, its territories or possessions, or to a U.S. Person or for the account or benefit of a U.S. Person (other than distributors), other than in accordance with Rules 903 or 904 of Regulation S under the 1933 Act;

(b) will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the 1933 Act or an available exemption therefrom and, in any case, in accordance with applicable state and foreign securities laws; and

(c) will not to engage in hedging transactions with regard to the Securities.

4.8  Directed Selling Efforts. Neither the Purchaser, its affiliates or any person acting on behalf of the Purchaser or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under the 1933 Act) with respect to the Securities or any distribution, as that term is used in the definition of Distributor in Regulation S under the 1933 Act, with respect to the Securities.

4.9  No Solicitation. Neither the Company nor any person acting on its behalf made to the Purchaser or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Units to the Purchaser. The person executing this agreement on behalf of the Purchaser was outside the United States, its territories, and possessions at the time of such execution.

4.10  No Market Conditioning. Neither the Purchaser, any affiliate of the Purchaser, nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities.

4.11  No Scheme. The transactions contemplated by this Agreement:

(a) have not been pre-arranged with a purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

(b) are not part of a plan or scheme to evade the registration provisions of the 1933 Act.

4.12  No Nominee. The Purchaser is purchasing the Securities for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof, or (B) for the account or on behalf of any U.S. Person.

4.13  No Groups. The Purchaser is not an entity or group that has been formed principally for the purpose of investing in securities not registered under the 1933 Act.

4.14  Compliance with Resale Provisions. If the Purchaser offers and sells the Securities during the Restricted Period, then it will do so only: (a) in accordance with the provisions of Regulation S; (b) pursuant to registration of the Securities under the 1933 Act; or (c) pursuant to an available exemption from the registration requirements of the 1933 Act.

4.15  Legend. The Purchaser understands that the Securities have not been registered under the 1933 Act and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Securities will be endorsed with the following legend:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

4.16  Stop Transfer. Purchaser agrees that the Company shall refuse to register any transfer of the Securities not made in accordance with Regulation S, pursuant to registration under the Act, or pursuant to an exemption from registration under the Act, and that the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing the Securities.

4.17  Economic Risk. Purchaser can bear the economic risk of an investment in the Units, including the total loss of such investment.

4.18  Suitability. Purchaser believes, in light of the information provided in this Agreement, the purchase of the Units pursuant to the terms of this agreement is an appropriate and suitable investment for the Purchaser.

4.19  Investment Knowledge and Experience. Purchaser is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of purchasing the securities offered herein by the Company.

4.20  Indemnification. Purchaser under takes and agrees to indemnify and hold harmless the Company and its directors, officers, servants, employees and agents from and against all claims, liabilities, losses, damages, costs and expenses of every kind and nature arising directly or indirectly from inaccuracy of any of the Purchaser’s representations and warranties contained in this Agreement or from the failure of Purchaser to take any action required of the Purchaser pursuant to this Agreement.

4.21  Information. Purchaser has had the opportunity to ask questions and request information from the Company and to receive such information and answers from the Company, or officer, agent and or representative of the Company, concerning the terms and conditions of the investment and the general and overall business affairs of the Company. Purchaser has further obtained all such additional information necessary to verify such received information. Purchaser has received such additional information concerning the Company that the Purchaser considers necessary or advisable in order to form a decision concerning an investment in the Company.

4.22  Subscription Acceptance. Purchaser understands that the Company will notify the Purchaser whether the offered Agreement has been accepted, in whole or in part, or rejected, in whole or in part. Unless rejected within ten (10) days of its receipt or on the day of the final date of the Offering, whichever comes later, by the Company, the Agreement shall be deemed to be accepted. If this Agreement is rejected by the Company, all funds tendered by the Purchaser will be returned, without interest or deduction. It is understood that the Company will have the sole discretion to determine which of the Agreements should be accepted or rejected, if any, and whether any of such Agreements should be accepted or rejected in whole or in part.

4.23  Non-Contravention. The purchase of the Units by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which Purchaser resides and does not trigger: (i) any obligation to prepare and file a prospectus or similar document or any other report with respect to the purchase, or (ii) any registration requirement or other securities compliance obligation on the part of the Company.

5.  COVENANTS OF THE COMPANY.

5.1  Use of Proceeds. The Company intends to employ the proceeds from the purchase and sale of the Units for the purposes set forth on Schedule 5.1 hereto. Except as set forth on Schedule 5.1, the proceeds from the purchase and sale of the Units may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on a Closing Date. Pending the Company’s use of the proceeds from the purchase and sale of the Units, the Company intends to invest the funds in government securities and insured, short-term, interest-bearing investments of varying maturities. Schedule 5.1 represents the Company’s best estimate of the allocation of the proceeds from the purchase and sale of the Units. Future events, including the problems, delays, expenses, and complications frequently encountered by development stage companies such as the Company, as well as changes in economic, regulatory, or competitive conditions, changes in the Company’s planned business (and its success or failure), and changes in the Company’s product development activities, may require that it reallocate funds. It is possible that that the estimates in Schedule 5.1 will prove inaccurate, that the Company’s efforts to introduce its products and services will require considerable additional expenditures, or that unforeseen events will cause the Company to expend more funds than it currently expects.

5.2  Business Combination with Bioremediation Services, Inc. Upon the closing of the sale of all 5,625,000 Units, the Company shall use commercially reasonable efforts to acquire and/or merge with Bioremediation Services, Inc., a Mississippi corporation, on terms reasonable acceptable to the Company, the Purchasers, and Bioremediation Services, Inc. The Company agrees to use commercially reasonable efforts to commence negotiations with Bioremediation Services, Inc. as soon as reasonably practicable.

6.  REGISTRATION.

6.1  Definitions. As used in this Section 6, the following terms shall have the following meanings:

6.1.1  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

6.1.2  Losses: See Section 6.6 hereof.

6.1.3  Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

6.1.4  Registration Expenses: All reasonable expenses incurred by the Company in complying with Sections 6.3 and 6.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, accountants’ expenses (including, without limitation, any special audits or “comfort” letters incidental to or required by any such registration), any fees or disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions) and blue sky fees and expenses in all states reasonably designated by the holders of Registrable Securities.

6.1.5  Registrable Securities: The Shares, the Prepayment Shares, the Warrant Shares, and any Common Stock issued or issuable in respect of the Shares or Warrant Shares pursuant to any stock split, stock dividend, recapitalization, or similar event.

6.1.6  Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

6.1.7  Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

6.1.8  SEC: The Securities and Exchange Commission.

6.1.9  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

6.1.10  Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

6.2  Securities Subject to the Registration Rights. The securities entitled to the benefits of the Registration Rights set forth in this Section 6 are the Registrable Securities.

6.3  Registration Rights. The Company shall file with the SEC a Registration Statement (on Form SB-2 or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the Securities Act within the earlier of (a) thirty days after the Final Closing Date and (b) ninety (90) days after the closing of the sale of at least 2,500,000 Units under this Agreement (the “Filing Date”) and use its best efforts to cause it to be declared effective. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Purchaser and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Purchaser and Warrant holder. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. The Company will use commercially reasonable efforts to respond to any oral or written comments received from the SEC relating to the Registration Statement within ten (10) business days after receipt of such comments from the SEC.

6.4  Intentionally Omitted.

6.5  Expenses and Procedures.

6.5.1  Expenses of Registration. All Registration Expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company. Each holder of Registrable Securities shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Registrable Securities sold by such holder.

6.5.2  Registration Procedures. The Company will keep the holders of Registrable Securities advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the holders or underwriters from time to time may reasonably request.

6.5.3  Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information after receiving such request.

6.5.4  Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, suspend the effectiveness of any Registration Statement for a period of up to 60 consecutive days or 90 days in the aggregate in any calendar year, as appropriate (a “Suspension Period”), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Company shall have determined, after consultation with its counsel, that the Company is required to disclose any material corporate development which the Company determines could reasonably be expected to have a material effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to each holder of Registrable Securities immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement. The Company agrees to use its best efforts to cause any Suspension Period to be terminated as promptly as possible.

6.5.5  Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions as the Company deems appropriate or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

6.5.6  Notification of Material Events. The Company will, as expeditiously as possible, immediately notify each holder of Registrable Securities under a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such Prospectus to eliminate the untrue statement or the omission.

6.6  Indemnification.

6.6.1  Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys’ fees) and expenses (collectively “Losses”), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

6.6.2  Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Such holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, as incurred, arising out of or based upon any untrue statements or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. The Company shall be entitled to receive indemnities from accountants, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons specifically for inclusion in any Registration Statement, Prospectus or preliminary prospectus, provided, that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder. Notwithstanding any provision of this Section 6.6 to the contrary, the liability of a holder of Registrable Securities under this Section 6.6 shall not exceed the purchase price received by such holder for the Registrable Securities sold pursuant to a Registration Statement or Prospectus.

6.6.3  Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall promptly notify the party from which such indemnity is sought (the “indemnifying party”) in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigation or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 6.6, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnify or contribution is sought.

6.6.4  Contribution. If the indemnification provided for in this Section 6.6 is unavailable to an indemnified party under Section 6.6.1 or 6.6.2 hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.6.3, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6.7  Rule 144. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6.7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

6.8  Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such person (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

7.  BROKER/LEGAL FEES.

7.1  Investment Banker’s Commission. The Company on the one hand, and each Purchaser (for himself only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees other than the entity identified on Schedule 7 hereto, (“Investment Banker”) on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. Anything in this Agreement to the contrary notwithstanding, each Purchaser is providing indemnification only for such Purchaser’s own actions and not for any action of any other Purchaser. Each Purchaser’s liability hereunder is several and not joint. The Company agrees that it will pay the Investment Banker the fees set forth on Schedule 7 hereto (“Investment Banker’s Fees”). The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Investment Banker.

7.2  Legal Fees. The Company shall pay to Spectrum Law Group, LLP, the Company’s legal fees and costs due and owing to Spectrum Law Group, LLP as of the Closing Date and a deposit of $25,000 (“Company’s Legal Fees”) as reimbursement for services rendered, and a deposit for future services to be rendered, to the Company, including those services rendered in connection with this Agreement, the offering of the Units (the “Offering”), and those services to be rendered in connection with the Registration Statement. The Company’s Legal Fees will be payable on the initial Closing Date out of funds held pursuant to the Escrow Agreement.

8.  MISCELLANEOUS.

8.1  Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Shares by such Purchaser in violation of the 1933 Act or applicable state securities law.

8.2  Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York.

8.3  Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

8.4  Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

8.5  Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6  Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

8.7  Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company: Bio Solutions Manufacturing, Inc.
1161 James Street
Hattiesburg, Mississippi 39401
If to the Purchaser: At the address set forth on the Purchaser’s Signature Page

8.8  Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same. Any party delivering an executed counterpart of this Agreement or any exhibit attached hereto by facsimile transmission shall also deliver an executed hard copy of the same, but the failure by such party to deliver such executed hard copy shall not affect the validity, enforceability or binding nature effect of this Agreement or such exhibit.

8.9  Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - SP Pages)

COMPANY

BIO SOLUTIONS MANUFACTURING, INC.

By:
David S. Bennett,
President

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PURCHASER SIGNATURE PAGE

The undersigned Purchaser has read the Unit Purchase Agreement amended and restated as of May 1, 2006 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned’s execution of such agreement.

I hereby subscribe for an aggregate of _________ Units at $0.40 per Unit and hereby deliver good funds with respect to this subscription for the Units.

I am a resident of the country of __________________.

Please print above the exact name(s) in which the Units/Shares are to be held

My address is:

SP-

Executed this _____ day of [June]/[July], 2006 at ____________________, ________________.

SIGNATURES

INDIVIDUAL

Signature (Individual)	Name Street address

Address to Which Correspondence Should be Directed

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number ( ) Telephone Number

Name(s) Typed or Printed (All recorded holders should sign)

SP-

CORPORATION, PARTNERSHIP, TRUST ENTITY OR OTHER

Address to Which Correspondence Should be Directed:

Type of Entity (i.e., corporation, partnership, etc.)	Street Address

By: *Signature	Tax Identification or Social Security Number

State of Formation of Entity	City, State and Zip Code

Name Typed or Printed

Its: Title	( ) Telephone Number

*If Units are being subscribed for by an entity, the Certificate of Signatory must also be completed.

SP-

CERTIFICATE OF SIGNATORY

To be completed if Units are being subscribed for by an entity.

I,__________________________________, am the ___________________________ of

(the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Unit Purchase Agreement and to purchase and hold the shares of Common Stock and the Warrants. The Unit Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of [June]/[July], 2006.

Signature

SP-

ACCEPTANCE

AGREED AND ACCEPTED:

BIO SOLUTIONS MANUFACTURING, INC.

By:
David S. Bennett,
President

Date: [June]/[July] __, 2006

SP-

SCHEDULE 5.1

USE OF PROCEEDS

$157,500 Investment Banker Fee
$10,000 Investment Banker Expense Reimbursement
$25,000 Legal Fees
$2,057,500 Working capital and general corporate expenses

Schedule 5.1

SCHEDULE 7

INVESTMENT BANKER: T & T Vermögensverwaltungs AG
Bahnhofstrasse 73
8001 Zurich

Cash Fee. The Company agrees that it will pay the Investment Banker, on each Closing Date, a fee of seven percent (7%) of the Purchase Price (“Investment Banker’s Cash Fee”). The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering except the Investment Banker.

Investment Banker’s Shares. On the Closing Date after the closing of the sale of at least 2,500,000 Units, the Company will issue to the Investment Banker 250,000 shares of the Company’s Common Stock, and on the Closing Date after the closing of the sale of all 5,625,000 Units, the Company will issue to the Investment Banker an additional 250,000 shares of the Company’s Common Stock (collectively, the “Investment Banker’s Shares”).

Expense Reimbursement. On the initial Closing Date, the Investment Banker will also be paid ten thousand dollars ($10,000) as reimbursement of Company’s Legal Fees advanced by the Investment Banker.

All the representations, covenants, warranties, undertakings, remedies, indemnification, and other rights including but not limited to reservation requirements and registration rights made or granted to or for the benefit of the Purchasers are hereby also made and granted to and for the benefit of the Investment Banker in respect of the Investment Banker’s Shares.